UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2014

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Fixed-Income Shares, Inc.

Government STIF Portfolio

October 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,000.40	$0.05	0.01%
Hypothetical**	$1,000	$1,025.16	$0.05	0.01%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	1

Expense Example

PORTFOLIO OF INVESTMENTS

October 31, 2013 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 99.9%
U.S. Government & Government Sponsored Agency Obligations – 85.0%
Federal Farm Credit Bank
2/10/14(a)	0.025%	$50,000	$49,991,614
4/29/14(a)	0.070%	50,000	50,000,000
1/06/14(a)	0.104%	100,000	99,991,846
8/26/14(a)	0.122%	28,000	27,993,607
4/17/14(a)	0.124%	9,900	9,900,926
5/05/14(a)	0.124%	8,000	8,000,906
5/12/14(a)	0.134%	8,800	8,800,495
1/17/14	0.150%	5,500	5,499,965
2/05/14	0.150%	3,500	3,500,156
8/15/14(a)	0.154%	2,000	2,000,495
6/06/14(a)	0.154%	24,000	24,004,463
4/16/14(a)	0.156%	5,600	5,601,175
7/16/14(a)	0.156%	5,000	5,001,317
11/19/13(a)	0.163%	4,890	4,890,079
11/18/13(a)	0.166%	20,775	20,775,440
1/15/14(a)	0.174%	4,000	4,000,087
12/19/13	0.190%	830	830,153
2/24/14(a)	0.190%	36,560	36,574,559
12/03/13	0.200%	8,500	8,501,197
3/24/14(a)	0.206%	5,000	5,001,192
4/25/14(a)	0.220%	4,325	4,327,435
12/06/13(a)	0.224%	6,161	6,161,507
2/21/14(a)	0.320%	61,000	61,045,344
6/13/14(a)	0.340%	2,850	2,853,933
2/27/14	1.125%	7,214	7,237,694
12/23/13	1.300%	1,095	1,096,715
1/06/14	2.200%	5,000	5,018,476
Federal Farm Credit Discount Notes
11/08/13	0.040%	10,000	9,999,922
4/02/14	0.080%	50,000	49,983,111
1/15/14	0.140%	25,000	24,992,708
1/10/14	0.150%	1,600	1,599,533
2/10/14	0.150%	30,000	29,987,375
Federal Home Loan Bank
11/18/13(a)	0.023%	65,000	64,998,038
1/03/14(a)	0.056%	54,970	54,967,500
1/24/14(a)	0.058%	57,700	57,696,966
1/27/14(a)	0.058%	40,000	39,993,803
3/18/14	0.060%	25,650	25,646,050
2/07/14(a)	0.062%	28,000	27,997,361
3/17/14	0.070%	150,000	149,994,004
2/03/14(a)	0.076%	5,500	5,499,199
6/12/14(a)	0.076%	2,600	2,598,942

2	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

2/14/14(a)	0.080%	$167,400	$167,402,798
2/03/14(a)	0.086%	1,750	1,749,657
2/19/14	0.090%	27,000	27,002,408
1/15/14(a)	0.094%	100,000	99,998,912
1/16/14(a)	0.094%	206,850	206,853,671
1/17/14(a)	0.094%	7,000	7,000,566
1/17/14(a)	0.099%	50,000	50,000,000
11/12/13	0.100%	10,000	10,000,177
11/13/13	0.100%	31,345	31,344,870
12/06/13	0.100%	4,000	4,000,150
2/14/14	0.100%	50,000	49,998,940
4/10/14	0.100%	50,000	49,995,275
2/12/14(a)	0.104%	50,000	49,998,603
3/12/14(a)	0.104%	15,000	14,998,942
4/25/14(a)	0.110%	50,000	50,000,000
9/02/14(a)	0.113%	17,000	16,999,288
3/28/14	0.120%	2,300	2,300,275
11/26/13(a)	0.121%	17,000	17,000,410
3/27/14	0.125%	2,920	2,920,220
4/01/14(a)	0.130%	50,000	50,000,000
11/13/13(a)	0.136%	87,000	87,001,580
3/06/14(a)	0.144%	3,150	3,150,365
4/15/14(a)	0.150%	100,000	100,027,699
11/15/13(a)	0.160%	40,540	40,541,458
11/25/13(a)	0.170%	33,800	33,802,929
1/02/14(a)	0.170%	3,000	3,000,406
2/24/14(a)	0.170%	7,000	7,001,796
12/06/13(a)	0.180%	51,495	51,499,886
2/14/14	0.250%	3,900	3,901,984
11/21/13	0.280%	2,500	2,500,173
12/06/13	0.290%	17,600	17,603,990
11/15/13	0.300%	2,000	2,000,198
12/04/13	0.300%	1,900	1,900,410
11/27/13	0.375%	6,000	6,001,343
1/29/14	0.375%	86,520	86,582,738
3/14/14	2.375%	6,445	6,499,276
Federal Home Loan Bank Discount Notes
11/01/13	0.070%	50,000	50,000,000
1/03/14	0.085%	1,400	1,399,792
1/31/14	0.090%	1,750	1,749,602
1/03/14	0.120%	50,000	49,989,500
1/03/14	0.140%	42,900	42,889,489
1/21/14	0.140%	49,000	48,984,565
2/03/14	0.150%	50,000	49,981,069
1/13/14	0.150%	15,000	14,995,437
1/10/14	0.155%	50,000	49,984,931
1/17/14	0.155%	18,300	18,293,933

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp.
2/07/14	0.130%	$50,000	$50,006,320
11/04/13(a)	0.146%	9,100	9,100,045
11/27/13	0.375%	14,235	14,238,205
11/18/13(a)	0.380%	56,650	56,658,260
1/09/14	0.450%	5,000	5,003,531
2/25/14	1.375%	57,025	57,242,093
2/19/14	2.175%	2,015	2,027,256
1/15/14	4.500%	32,076	32,364,406
1/30/14	5.000%	27,960	28,299,107
Federal Home Loan Mortgage Discount Notes
11/05/13	0.055%	15,300	15,299,906
1/27/14	0.085%	4,560	4,559,063
11/18/13	0.090%	10,230	10,229,565
1/21/14	0.130%	9,975	9,972,082
1/14/14	0.060%	55,000	49,993,833
1/14/14	0.150%	55,100	55,083,011
Federal National Mortgage Association
11/08/13(a)	0.143%	184,750	184,753,021
11/14/13(a)	0.144%	92,900	92,901,102
2/27/14	1.250%	3,878	3,892,196
2/24/14	1.350%	2,250	2,258,201
2/05/14	2.750%	13,603	13,695,990
3/13/14	2.750%	5,329	5,380,166
Federal National Mortgage Association Discount Notes
11/06/13	0.080%	4,000	3,999,956
1/08/14	0.080%	3,000	2,999,547
11/01/13	0.100%	5,900	5,900,000
2/03/14	0.095%	1,001	1,000,752
2/03/14	0.150%	25,000	24,990,208
U.S. Treasury Bill
1/02/14	0.090%	150,000	149,976,750
1/16/14	0.136%	50,000	49,985,644
U.S. Treasury Notes
4/30/14	0.250%	50,000	50,037,007
1/15/14	1.000%	200,000	200,363,083
5/15/14	1.000%	50,000	50,241,391
4/15/14	1.250%	250,000	251,269,384
1/31/14	1.750%	100,000	100,404,612
2/28/14	1.875%	200,000	201,171,525

			4,500,702,217

4	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Repurchase Agreements – 14.9%
Bank of America 0.09%, dated 10/18/13 due 11/01/13 in the amount of $100,003,500 (collateralized by $105,803,000 U.S. Treasury Note, 1.75% due 5/15/22, value $102,000,089)	$100,000	$100,000,000
Barclays Capital 0.04%, dated 10/25/13 due 11/01/13 in the amount of $100,000,778 (collateralized by $95,919,000 U.S. Treasury Notes, 0.25% to 3.00% due 9/15/15 to 5/31/20, value $102,000,041)	100,000	100,000,000
Credit Suisse 0.08%, dated 10/31/13 due 11/01/13 in the amount of $100,000,222 (collateralized by $101,055,000 U.S. Treasury Note 1.00% due 5/15/14, value $102,004,147)	100,000	100,000,000
Deutsche Bank 0.11%, dated 10/31/13 due 11/01/13 in the amount of $188,700,577 (collateralized by $169,702,900 U.S. Treasury Notes, 2.375% to 2.75% due 7/15/16 to 6/30/18, value $192,474,056)	188,700	188,700,000
HSBC Bank USA 0.07%, dated 10/31/13 due 11/01/13 in the amount of $50,000,097 (collateralized by $52,155,000 U.S. Treasury Note, 1.375% due 5/31/20, value $51,000,181)	50,000	50,000,000
Mizuho Securities USA 0.10%, dated 10/31/13 due 11/01/13 in the amount of $175,000,486 (collateralized by $177,358,900 U.S. Treasury Bond and U.S. Treasury Notes, 0.25% to 9.875% due 5/31/15 to 2/15/16, value $178,500,013)	175,000	175,000,000
Toronto Dominion 0.09%, dated 10/31/13 due 11/01/13 in the amount of $75,000,188 (collateralized by $76,940,070 Federal Farm Credit Bank, Federal National Mortgage Association, Freddi Mac Discount Note, Government National Mortgage Association and U.S. Treasury Bill, Zero coupon to 2.50% due 12/26/13 to 6/20/43, value $76,500,001)	75,000	75,000,000

		788,700,000

Total Investments – 99.9% (cost $5,289,402,217)		5,289,402,217
Other assets less liabilities – 0.1%		3,602,955

Net Assets – 100.0%		$5,293,005,172

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013 (unaudited)

Assets
Investments in securities, at value (cost $4,500,702,217)	$4,500,702,217
Repurchase agreements, at value (cost $788,700,000)	788,700,000
Cash	343,438
Interest receivable	3,665,878

Total assets	5,293,411,533

Liabilities
Dividends payable	343,553
Audit fee payable	25,857
Custody fee payable	23,989
Transfer Agent fee payable	647
Accrued expenses	12,315

Total liabilities	406,361

Net Assets	$5,293,005,172

Composition of Net Assets
Capital stock, at par	$2,646,485
Additional paid-in capital	5,290,322,981
Undistributed net investment income	10,899
Accumulated net realized gain on investment transactions	24,807

Net Assets	$5,293,005,172

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	5,292,969,467

Net Asset Value Per Share	$1.00

See notes to financial statements.

6	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2013 (unaudited)

Investment Income
Interest		$2,487,744

Expenses
Custodian	$130,185
Directors’ fees	31,132
Administrative	23,185
Audit	21,783
Legal	15,143
Transfer agency	9,491
Printing	5,298
Registration fees	8
Miscellaneous	48,700

Total expenses		284,925

Net investment income		2,202,819

Realized Gain on Investment Transactions
Net realized gain on investment transactions		2,920

Net Increase in Net Assets from Operations		$2,205,739

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	7

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013
Increase in Net Assets from Operations
Net investment income	$2,202,819	$7,097,731
Net realized gain on investment transactions	2,920	29,932

Net increase in net assets from operations	2,205,739	7,127,663
Dividends to Shareholders from
Net investment income	(2,202,819)	(7,097,731)
Capital Stock Transactions
Net decrease	(115,110,412)	(400,644,095)

Total decrease	(115,107,492)	(400,614,163)
Net Assets
Beginning of period	5,408,112,664	5,808,726,827

End of period (including undistributed net investment income of $10,899 and $10,899, respectively)	$5,293,005,172	$5,408,112,664

See notes to financial statements.

8	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”). The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	9

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$4,500,702,217	$	– 0	–	$4,500,702,217
Repurchase Agreements		– 0	–	788,700,000		– 0	–	788,700,000

Total^	$	– 0	–	$5,289,402,217	$	– 0	–	$5,289,402,217

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity

10	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

6. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund’s Board of Directors. Pursuant to the Advisory Agreement, the Portfolio paid $23,185 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended October 31, 2013.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended October 31, 2013.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At October 31, 2013, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions to be paid for the year ending April 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$7,097,731	$4,386,457

Total taxable distributions	7,097,731	4,386,457

Total distributions paid	$7,097,731	$4,386,457

12	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$29,722
Undistributed capital gains	3,430
Unrealized appreciation/(depreciation)	(368	)(a)

Total accumulated earnings/(deficit)	$32,784

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of April 30, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013

Shares sold	16,541,393,206	30,199,574,963

Shares issued in reinvestment of dividends	1,859,265	6,651,861

Shares redeemed	(16,658,362,883)	(30,606,870,919)

Net decrease	(115,110,412)	(400,644,095)

NOTE E

Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission continues to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that changes to Rule 2a-7 could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Portfolio.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Portfolio invests in highly-rated securities to minimize credit risk.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period.

	Six Months Ended October 31, 2013 (unaudited)		Year Ended April 30,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income(a)	.00	(b)	.00	(b)	.00	(b)	.00	(b)	.00	(b)	.01
Net realized and unrealized gain (loss) on investment transactions(b)	.00		.00		.00		.00		.00		.00

Net increase in net asset value from operations	.00	(b)	.00	(b)	.00	(b)	.00	(b)	.00	(b)	.01

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.00	)(b)	(.00	)(b)	(.00	)(b)	(.00	)(b)	(.01)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.04%		.14%		.09%		.17%		.16%		1.49%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$5,293		$5,408		$5,809		$3,767		$1,750		$1,018
Ratio to average net assets of:
Expenses	.01	%^	.01%		.01%		.01	%+	.05%		.07%
Net investment income	.09	%^	.14%		.09%		.17	%+	.15%		1.59%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

+	The ratio includes expenses attributable to estimated costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	15

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

16	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	17

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Portfolio is not charged a fee by the Adviser for advisory services although the investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The Portfolio is intended to provide an investment option to institutional clients of the Adviser, including all of the AllianceBernstein Mutual Funds, with the exception of AllianceBernstein Variable Products Series Fund, Inc. and AllianceBernstein Exchange Reserves, for short-term investment of uninvested cash, including cash held to cover long futures, TBA (“To Be Announced”) mortgage-backed securities, forward settlements, and OTC derivatives positions. The Portfolio is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser is compensated for its services to the Portfolio by compensation the Adviser receives from institutional clients that invest in the Portfolio.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)
Government STIF Portfolio	$4,995.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended April 30, 2013, the Adviser received $51,140 (0.001% of the Portfolio’s average daily net assets) for providing such service.

Set forth below is the total expense ratio of the Portfolio for the most recently completed fiscal year:

Portfolio	Total Expense Ratio (%)	Fiscal Year
Government STIF Portfolio	0.01%	April 30, 2013

3	Jones v. Harris at 1427.

18	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	19

the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2013 net assets.5

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Government STIF Portfolio	$4,995.7	Fixed Income Money Market 0.10% (flat fee) Minimum Account Size: $10m	0.100%	0.000%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolio. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolio at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolio.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratio of the Portfolio to that of the Portfolio’s Lipper Expense Group (“EG”)6 and Lipper Expense Universe (“EU”)7 peers.8 Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolio does not pay an advisory fee, the Portfolio’s total expense ratio is

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

8

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

20	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

compared to the non-management fee ratio of its EG peers, which excludes management fees and any 12b-1 fees or non 12b-1 services. The result of Lipper’s comparison is set forth below:

Portfolio	Total Expense Ratio (%)[9]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.013	0.140	1/14	0.146	1/40

excluding management fees	0.012	0.028	2/14	0.029	9/40

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee directly to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which increased in 2012 relative to 2011, was calculated using a weighted average of the profitability of the institutional clients which invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the indirect profits that the Adviser earns from managing assets of institutional clients that utilize the Portfolio to invest short-term cash, certain of the Adviser affiliates have a business relationship with the Portfolio and earn a profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser and the Portfolio’s underwriter, does not receive a fee for its services.

9	Most recently completed fiscal year total expense ratio.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	21

AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent, received $18,000 during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

of Directors.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $445 billion as of September 30, 2013, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below shows the 1, 3 and 5 year net and gross performance returns and rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended July 31, 2013.14

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF
Net
1 year	0.13	0.01	0.01	1/14	1/39
3 year	0.13	0.02	0.02	1/14	1/38
5 year	0.30	0.21	0.21	1/14	1/38

Gross
1 year	0.14	0.15	0.17	8/14	25/39
3 year	0.14	0.16	0.17	10/14	30/38
5 year	0.33	0.38	0.39	11/14	32/38

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

13	The performance returns of the Portfolio were provided Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU is somewhat different from that of an EU.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	23

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:15

	Periods Ending July 31, 2013 Annualized Net Performance (%)
Portfolio	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Government STIF Portfolio	0.13	0.13	0.30	1.26
Lipper Money Market Funds Average[16]	0.02	0.02	0.18	1.07
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

15	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

16	Benchmark inception is the nearest month end after the Portfolio’s actual inception date.

24	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	25

AllianceBernstein Family of Funds

NOTES

26	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

NOTES

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	27

NOTES

28	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0152-1013

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed-Income Shares, Inc

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 23, 2013